EXHIBIT 10.5
THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) dated as of June 30, 2008 is among HEARTLAND FINANCIAL USA, INC., a corporation formed under the laws of the State of Delaware (the “Borrower”), each of the banks party hereto (individually, a “Bank” and collectively, the “Banks”) and THE NORTHERN TRUST COMPANY, as agent for the Banks (in such capacity, together with its successors in such capacity, the “Agent”).

WHEREAS, the Borrower, the Agent and the Banks have entered into an Amended and Restated Credit Agreement dated as of June 8, 2007 (as hereto amended, the “Credit Agreement”); and

WHEREAS, the Borrower, the Agent and the Banks wish to make certain amendments to the Credit Agreement to add a Bank and increase the Total Commitments.

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendment.  Section 7.4(h) of the Credit Agreement is hereby amended to state in its entirety as follows:

“(h)          Loan Loss Reserves Ratio.  The Borrower and each Subsidiary Bank shall maintain at all times on a consolidated basis a ratio of loan loss reserves to non-performing loans (not including “other real estate owned”, any portion of non-performing loans guaranteed by a governmental entity of the United States of America (including the United States Department of Agriculture and the United States Small Business Administration) and other repossessed assets) of not less than eighty percent (80%) at any time on or before September 29, 2008 and ninety percent (90%) at any time thereafter.”

2. Additional Bank.  JPMorgan Chase Bank, N.A. hereby is added as a Bank (the “Additional Bank”) under the Credit Agreement and the other Loan Documents and agrees to be bound by the Credit Agreement and the other Loan Documents as a Bank.

3. Commitments.  Schedule 1 of the Credit Agreement is hereby amended to state as set forth in Schedule 1 of this Amendment.

4. Borrowing/Prepayment.  Upon the effectiveness of this Amendment, the Borrower shall give notice to the Agent in accordance with Section 3.5(a) of the Credit Agreement to make a Borrowing from the Additional Bank in an amount sufficient to make payments on the outstanding Loans to the Banks other than the Additional Bank so that immediately following the Borrowing and payments each Bank shall hold its Percentage of the outstanding Loans.  The Banks shall make disbursements among themselves to give effect to such payments and Borrowing pursuant to instructions from the Agent.  The Borrower shall pay accrued interest to the date of prepayment on any Loans so prepaid, together with any amounts payable as a result of such prepayment pursuant to Section 4.5 of the Credit Agreement, such payments being due on the date of such prepayments.

5. Conditions to Effective Date.  The Amendment shall be effective as of the date hereof and shall be subject to the satisfaction of the following conditions precedent:

(a) The Borrower, the Agent and the Banks shall have executed and delivered this Amendment.

(b) No Default shall have occurred and be continuing under the Credit Agreement, and the representations and warranties of the Borrower in Section 6 of the Credit Agreement and in Section 6 hereof shall be true and correct on and as of the Effective Date and the Borrower shall have provided to the Agent a certificate of a senior officer of the Borrower to that effect.

(c) The Borrower shall have delivered a Note to JPMorgan Chase Bank, N.A. in the amount of its Commitment as revised pursuant to this Amendment.

(d) The Guarantor shall acknowledge and consent to this Amendment for purposes of its Guaranty Agreement as evidenced by its signed acknowledgment of this Amendment on the signature page hereof.

(e) The Borrower shall have delivered to the Agent, on behalf of the Banks, such other documents as the Agent may reasonably request.

6. Effectiveness Notice.  The Agent shall promptly give notice to the parties of the effectiveness hereof, which notice shall be conclusive, and the parties may rely thereon; provided, that such notice shall not waive or otherwise limit any right or remedy of the Agent or the Banks arising out of any failure of any condition precedent set forth in Section 4 to be satisfied.

7. Ratification.  The parties agree that the Credit Agreement, as amended hereby, and the Notes have not lapsed or terminated, are in full force and effect, and are and shall remain binding in accordance with their terms.

8. Representations and Warranties.  The Borrower represents and warrants to the Agent and the Banks that:

(a) No Breach.  The execution, delivery and performance of this Amendment will not conflict with or result in a breach of, or cause the creation of a Lien or require any consent under, the articles of incorporation or bylaws of the Borrower, or any applicable law or regulation, or any order, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Borrower is a party or by which it or its property is bound.

(b) Power and Action, Binding Effect.  The Borrower has been duly incorporated and is validly existing as a corporation under the laws of the State of Delaware and has all necessary power and authority to execute, deliver and perform its obligations under this Amendment and the Credit Agreement, as amended by this Amendment; the execution, delivery and performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, have been duly authorized by all necessary action on its part; and this Amendment and the Credit Agreement, as amended by this Amendment, have been duly and validly executed and delivered by the Borrower and constitute legal, valid and binding obligations, enforceable in accordance with their respective terms.

(c) Approvals.  No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency or any other person are necessary for the execution, delivery or performance by the Borrower of this Amendment or the Credit Agreement, as amended by this Amendment, or for the validity or enforceability thereof.

9. Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Borrower, the Agent and the Banks and their respective successors and assigns, except that the Borrower may not transfer or assign any of its rights or interest hereunder.

10. Governing Law.  This Amendment shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Illinois.

11. Counterparts.  This Amendment may be executed in any number of counterparts and each party hereto may execute any one or more of such counterparts, all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be as effective as delivery of a manually executed counterpart of this amendment.

12. Expenses.  Whether or not the effective date shall occur, without limiting the obligations of the Borrower under the Credit Agreement, the Borrower agrees to pay, or to reimburse on demand, all reasonable costs and expenses incurred by the Agent in connection with the negotiation, preparation, execution, delivery, modification, amendment or enforcement of this Amendment, the Credit Agreement and the other agreements, documents and instruments referred to herein, including the reasonable fees and expenses of Mayer Brown LLP, special counsel to the Agent, and any other counsel engaged by the Agent.
[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.
HEARTLAND FINANCIAL USA, INC.

By: /s/ John K. Schmidt
Name:                       John K. Schmidt
Title: EVP, COO & CFO

THE NORTHERN TRUST COMPANY,
as Agent

By: /s/ Lisa McDermott
Name:  Lisa McDermott
Title:  Vice President

BANKS:

THE NORTHERN TRUST COMPANY

By:  /s/ Lisa McDermott
Name:  Lisa McDermott
Title:  Vice President

U.S. BANK NATIONAL ASSOCIATION

By:  /s/ Azad Virani
Name:  Azad Virani
Title:   Senior Vice President

JPMORGAN CHASE BANK, N.A.

By:  /s/ Craig Love
Name:  Craig Love
Title:  Senior Vice President

GUARANTOR ACKNOWLEDGMENT

The undersigned Guarantor hereby acknowledges and consents to the Borrower’s execution of this Amendment and reaffirms its obligations under its Guaranty Agreement.

CITIZENS FINANCE CO.

By:  /s/ John K. Schmidt

Name:  John K. Schmidt

Title: Treasurer

Schedule 1

INFORMATION CONCERNING BANKS

Name of Bank	Commitment	Applicable Lending Offices

The Northern Trust Company	$20,000,000	For all Loans: 50 South LaSalle Street Chicago, Illinois 60675
U.S. Bank National Association	$20,000,000	For all Loans: 222nd Avenue Cedar Rapids, Iowa 52401
JPMorgan Chase Bank, N.A.	$20,000,000	For all Loans: 10 South Dearborn Street, Mail Suite IL1-1235, Chicago, Illinois 60603
Total Commitments	$60,000,000